SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 11, 2009

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 11, 2009, Primoris Services Corporation issued a press release announcing its financial performance for the second quarter ended June 30, 2009.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits ..

Exh. No.	Description

99.1	Press Release dated August 11, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: August 11, 2009	By:	/s/ Peter J. Moerbeek

		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Exhibit No.	Description

99.1	Press Release dated August 11, 2009